Land Use Rights, Net	12 Months Ended
Dec. 31, 2014
Land Use Rights, Net
8.	LAND USE RIGHTS, NET

	December 31,
	2013	2014
Land use rights	$11,321	$11,045
Less: accumulated amortization	(592)	(798)

Land use rights, net	$10,729	$10,247

Amortization expenses for land use rights totaled $217, $223 and $222 for the years ended December 31, 2012, 2013 and 2014, respectively. Future amortization expenses are $222 per year for each of the next five years after December 31, 2014.